EXHIBIT A

Item 8 - Identification and Classification of Group

Consists of 479,785 shares Class A Common Stock owned directly by HarbourVest Partners 2007 Direct Fund L.P. HarbourVest Partners LLC (“HarbourVest”) is the Managing Member of HarbourVest 2007 Direct Associates LLC, which is the General Partner of HarbourVest 2007 Direct Associates LLC, which is the General Partner of HarbourVest Partners 2007 Direct Fund L.P. Each of HarbourVest, HarbourVest 2007 Direct Associates LLC, and HarbourVest 2007 Direct Associates L.P. may be deemed to have a beneficial interest in the shares held by HarbourVest Partners 2007 Direct Fund L.P. The address of each entity is One Financial Center, Boston, MA 02111.

Voting and Investment power over the securities owned directly by HarbourVest Partners 2007 Direct Fund L.P. is exercised by the Investment Committee of HarbourVest. Each of HarbourVest, HarbourVest 2007 Direct Associates LLC, HarbourVest 2007 Direct Associates L.P. and the members of the HarbourVest Investment Committee disclaim beneficial ownership of the shares held directly by HarbourVest Partners 2007 Direct Fund L.P. This filing shall not be deemed an admission or affirmation that any such entity or person is a member of a group.

Consists of 239,893 shares Class A Common Stock owned directly by HarbourVest Partners VIII-Venture Fund L.P HarbourVest is the Managing Member of HarbourVest VIII-Venture Associates LLC, which is the General Partner of HarbourVest VIII-Venture Associates L.P. which is the General Partner of HarbourVest Partners VIII-Venture Fund L.P Each of HarbourVest, HarbourVest VIII-Venture Associates LLC, and HarbourVest VIII-Venture Associates L.P. may be deemed to have a beneficial interest in the shares held by HarbourVest Partners VIII-Venture Fund L.P. The address of each entity is One Financial Center, Boston, MA 02111.

Voting and Investment power over the securities owned directly by HarbourVest Partners VIII-Venture Fund L.P is exercised by the Investment Committee of HarbourVest. Each of HarbourVest, HarbourVest VIII-Venture Associates LLC, HarbourVest VIII-Venture Associates L.P. and the members of the HarbourVest Investment Committee disclaim beneficial ownership of the shares held directly by HarbourVest Partners VIII-Venture Fund L.P. This filing shall not be deemed an admission or affirmation that any such entity or person is a member of a group.

Consists of 239,893 shares Class A Common Stock owned directly by HarbourVest/NYSTRS Co-Invest Fund L.P. HarbourVest is the Managing Member of HIPEP VI Select Associates LLC, which is the General Partner of HIPEP VI Select Associates LLC which is the General Partner of HarbourVest/NYSTRS Co-Invest Fund L.P. Each of HarbourVest, HIPEP VI Select Associates LLC, and HIPEP VI Select Associates L.P. may be deemed to have a beneficial interest in the shares held by HarbourVest/NYSTRS Co-Invest Fund L.P. The address of each entity is One Financial Center, Boston, MA 02111.

Voting and Investment power over the securities owned directly by HarbourVest/NYSTRS Co-Invest Fund L.P. is exercised by the Investment Committee of HarbourVest. Each of HarbourVest, HIPEP VI Select Associates LLC, HIPEP VI Select Associates L.P. and the members of the HarbourVest Investment Committee disclaim beneficial ownership of the shares held directly by HarbourVest/NYSTRS Co-Invest Fund L.P. This filing shall not be deemed an admission or affirmation that any such entity or person is a member of a group.

Consists of 0 shares Class A Common Stock owned directly by HarbourVest Partners IX-Venture Fund L.P. HarbourVest is the Managing Member of HarbourVest Partners IX-Venture Associates LLC, which is the General Partner of HarbourVest Partners IX-Venture Associates L.P. which is the General Partner of HarbourVest Partners IX-Venture Fund L.P.    Each of HarbourVest, HarbourVest Partners IX-Venture Associates LLC and HarbourVest Partners IX-Venture Associates L.P. may be deemed to have a beneficial interest in the shares held by HarbourVest Partners IX-Venture Fund L.P. The address of each entity is One Financial Center, Boston, MA 02111.

Voting and Investment power over the securities owned directly by HarbourVest Partners IX-Venture Fund L.P. is exercised by the Investment Committee of HarbourVest. Each of HarbourVest, HarbourVest Partners IX-Venture Associates LLC, HarbourVest Partners IX-Venture Associates L.P. and the members of the HarbourVest Investment Committee disclaim beneficial ownership of the shares held directly by HarbourVest Partners IX-Venture Fund L.P. This filing shall not be deemed an admission or affirmation that any such entity or person is a member of a group.

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13G to which this exhibit is attached is filed on behalf of each of them. Each of them is individually eligible to use Schedule 13G to which this exhibit is attached. Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of February 14, 2018.

HarbourVest Partners LLC

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer

HarbourVest Partners 2007 Direct Fund L.P.
By: HarbourVest 2007 Direct Associates L.P., its General Partner
By: HarbourVest Partners 2007 Associates LLC, its General Partner
By: HarbourVest Partners, LLC, its Managing Member

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer

HarbourVest 2007 Direct Associates L.P.
By: HarbourVest Partners 2007 Associates LLC, its General Partner
By: HarbourVest Partners, LLC, its Managing Member

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer

HarbourVest 2007 Direct Associates LLC
By: HarbourVest Partners, LLC, its Managing Member

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer

HarbourVest Partners VIII-Venture Fund L.P.
By: HarbourVest VIII-Venture Associates L.P., its General Partner
By: HarbourVest VIII-Venture Associates LLC, its General Partner
By: HarbourVest Partners, LLC, its Managing Member

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer

HarbourVest VIII-Venture Associates L.P.
By: HarbourVest VIII-Venture Associates LLC, its General Partner
By: HarbourVest Partners, LLC, its Managing Member

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer

HarbourVest VIII-Venture Associates LLC
By: HarbourVest Partners, LLC, its Managing Member

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer

HarbourVest/NYSTRS Co-Invest Fund L.P.
By: HIPEP VI Select Associates L.P., its General Partner
By: HIPEP VI Select Associates LLC, its General Partner
By: HarbourVest Partners, LLC, its Managing Member

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer

HIPEP VI Select Associates L.P.
By: HIPEP VI Select Associates LLC, its General Partner
By: HarbourVest Partners, LLC, its Managing Member

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer

HIPEP VI Select Associates LLC
By: HarbourVest Partners, LLC, its Managing Member

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer

HarbourVest Partners IX-Venture Fund L.P.
By: HarbourVest IX-Venture Associates L.P., its General Partner
By: HarbourVest IX-Venture Associates LLC, its General Partner
By: HarbourVest Partners, LLC, its Managing Member

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer

HarbourVest IX-Venture Associates L.P.
By: HarbourVest IX-Venture Associates LLC, its General Partner
By: HarbourVest Partners, LLC, its Managing Member

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer

HarbourVest IX-Venture Associates LLC
By: HarbourVest Partners, LLC, its Managing Member

By: /s/ Danielle M. Green
Name: Danielle M. Green
Title: Chief Compliance Officer